Exhibit 99.1

TNI BioTech, Inc. Announces Proposed Spin-Off of Cytocom, Inc.

Spin-off Would Allow Cytocom to Operate as a Separate Biotechnology Company Focused on Development of LDN and MENK Immunotherapy Products

TNI BioTech to Continue its Focus on International Manufacturing, Marketing and Distribution of LDN and MENK Immunotherapies

ORLANDO, May 1, 2014— TNI BioTech, Inc. (OTCQB:TNIB) (“TNIB” or the “Company”), a biopharmaceutical company focused on the development, marketing and distribution of opioid-related immunotherapies, announced that its board of directors has approved a plan to spin off its wholly-owned subsidiary, Cytocom Inc. (“Cytocom”), an entity established to operate TNIB’s drug development business.

Following the spin-off, Cytocom will initially focus on developing low dose naltrexone (“LDN”) and methionine-enkephalin (“MENK”) (the “Drug Development Business”). TNIB will continue to retain rights to certain assets, and will focus manufacturing, distribution and marketing of these LDN and MENK therapies of both human and animals in certain territories (the “Marketing and Distribution Business”).

To affect the spin-off “distribution” (hereinafter, sometimes referred to as the “Distribution”), TNIB will first undertake certain internal reorganizational steps, following which Cytocom will hold the Drug Development Business subject to certain terms and conditions.  At the time of the Distribution, each TNIB stockholder will receive one common share of Cytocom common stock for every one share of TNIB common stock held by such TNIB stockholder as of 5:00 p.m., Eastern Time, on July 15, 2014, which is the “record date” for the Distribution.  However, to the extent that a TNIB stockholder sells a portion or all of that stockholder’s shares of TNIB common stock prior to the record date, such stockholder also will be pro-rata selling the right to receive common shares of Cytocom through the Distribution.  TNIB stockholders need not pay any consideration to participate in the Distribution; however, mandatory surrender of existing TNIB shares will be required to receive shares of Cytocom through the Distribution. TNIB shareholders as of the record date will continue to own shares in TNIB in the same form and in the same quantity as of the record date.

TNIB will continue to be quoted on the OTCQB Market after the Distribution is completed and will continue to trade under the symbol “TNIB”.  Cytocom will be a reporting company under the Securities Exchange Act of 1934, as amended, by the time of the Distribution, but will not initially be quoted on any securities marketplace or exchange.

TNIB’s board of directors has determined that a strategic separation of TNIB’s two businesses is in the best interests of the TNIB stockholders. The Company believes that spinning off the Drug Development Business will provide several opportunities and benefits, including the following:

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Market Recognition:  The investment community, including analysts, stockholders and prospective investors in each company, will be better able to realize the value of TNIB and Cytocom fully and independently and enhance the market recognition of each company;

●	Business Focus: Each of TNIB and Cytocom will each be better able to focus efforts on and allocate resources towards its own business opportunities and challenges;

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Improved Capital Flexibility:  TNIB and Cytocom will be able to deploy capital and access additional financing, if appropriate, in accordance with each company’s particular needs and business model; and

●	Employee Incentives: Each of TNIB and Cytocom will be better able to attract, retain and motivate employees by providing equity compensation tied more directly to its performance.

The Distribution does not require TNIB stockholder approval.  An information statement containing details regarding the Distribution and Cytocom’s proposed business and management will be mailed to TNIB stockholders prior to the Distribution. The consummation of the Distribution is subject to the effectiveness of a Form 10 registration statement filed by Cytocom and the satisfaction or waiver of certain conditions that will be described in the information statement.

“We believe separating these distinct businesses will allow each company to better pursue its long-term strategic initiatives and compete more effectively in its respective market,” said Noreen Griffin, CEO of TNIB. “We are confident this move is in the best interests of both companies and their respective stakeholders.”

Dr. Graham Burton, Cytocom’s Chief Executive Officer, commented, “I am excited about this transaction and look forward to serving as Cytocom’s Chief Executive Officer. There are many attractive development opportunities for LDN and MENK.  Cytocom’s Chief Operating Officer and Chief Financial Officer, Gary Gemignani, and I, are dedicated to putting the right management team in place to successfully execute Cytocom’s development strategy.”

Supplemental Materials and Website

Supplemental information on the transaction is available at  www.tnibiotech.com/investor-relations.  This press release has also been furnished to the SEC in a current report on Form 8-K.

TNIB routinely posts important information online on TNIB’s website, www.tnibiotech.com/investor-relations. TNIB uses this website, press releases, SEC filings, and webcasts to disclose material, non-public information in accordance with Regulation FD. TNIB encourages members of the investment community to monitor these distribution channels for material disclosures. Any information accessed through TNIB’s website is not incorporated by reference into, and is not a part of, this document.

Cautionary Note Regarding Forward-Looking Statements

This document includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements about the plans, objectives, expectations and intentions of TNIB, including the benefits of the proposed spin-off of Cytocom from TNIB, and other statements that are not historical facts. These statements are based on the current expectations and beliefs of TNIB’s management and are subject to uncertainty and changes in circumstances. TNIB cautions readers that any forward-looking information is not a guarantee of future performance and that actual results may vary materially from those expressed or implied by the statements herein due to the conditions to the consummation of the proposed spin-off of Cytocom from TNIB, and changes in economic, business, competitive, technological, strategic and/or regulatory factors, as well as other factors affecting the operation of the other businesses of TNIB and Cytocom’s business. More detailed information about these factors may be found in filings by TNIB with the SEC, including its most recent Annual Report on Form 10-K in the sections entitled “Caution Concerning Forward-Looking Statements” and “Risk Factors.” Various other factors could cause actual results to differ from those set forth in the forward-looking statements, including, without limitation, the risk that the anticipated benefits from the proposed spin-off may not be fully realized or may take longer to realize than expected. TNIB is under no obligation to, and expressly disclaims any such obligation to, update or alter its forward-looking statements, whether as a result of new information, future events, or otherwise.

About TNI BioTech Inc.

TNI BioTech, Inc. is a biopharmaceutical company involved in manufacturing, distribution, and marketing of our rights to our immunotherapy. Our products and immunotherapy technologies are designed to harness the power of the immune system in fighting chronic and life threatening disease. Our goal is to provide affordable sustainable health care in emerging nations where little or no treatments exist for many of these diseases.

Our, therapies have been shown in clinical trials to stimulate the immune system in patients with cancer, autoimmune diseases such as rheumatoid arthritis and multiple sclerosis, fibromyalgia, melanoma, prostate cancer, cervical cancer and inflammatory bowel disease. The therapies may be used as an adjunct in cancer patients undergoing chemotherapy, radiation treatments or surgery and in combination with antibiotics or retroviral drug therapy in the treatment of a variety of infectious diseases, including patients with HIV/AIDS.

About Cytocom Inc.

Cytocom, Inc. is a biotechnology company that will initially focus on developing LDN and MENK, in the investigation of unmet medical needs in the areas of oncology and inflammatory disease.

Contact:
Dennis S. Dobson
203-258-0159